Exhibit 10.3


                           COLLATERAL PLEDGE AGREEMENT
                                     ------

                    Dated as of the 17th day of October 2010

                                 by and between

                         Add-on Exchange, Inc., Pledgor

                                       and

                           GoIP Global, Inc., Pledgee

                                     ------

                           COLLATERAL PLEDGE AGREEMENT

     THIS COLLATERAL PLEDGE AGREEMENT, dated as of the 17th day of October 2010, is from Add-on Exchange, Inc. 410 Park Avenue, 15th Floor, New York, NY 10022, (hereinafter referred to as the "Pledgor") to GoIP Global, Inc., 475 Park Avenue South. Suite 3001, New York, NY 10016, ("hereinafter referred to as "GOIG" or the "Pledgee").

                                RECITALS

     Whereas, GOIG intends to advance to the Pledgor a minimum of $15,000 per month for 12 months, and wishes to secure the repayment of such loan and certain interest on such loan,

     NOW, THEREFORE, in consideration of the premises and for the continued forbearance in collecting such loan and interest, the Parties agree as follows:

     Section 1. Defined Terms. As used in this Agreement, the following terms will have the following meanings unless the context requires otherwise:

"Business Day" shall mean every day other than Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which GOIG's office or banking institutions in New York are closed.

"Collateral" shall mean the items given in Exhibit I attached hereto and incorporated by reference and any later additions to the Collateral which collateral GOIG deems acceptable, provided that GOIG's acceptance of Collateral shall not prevent GOIG from requiring substitution of any such Collateral at a later time which, in GOIG's sole discretion, affect the valuation, marketability, liquidity, ownership or perfectability of such Collateral, or for any other reason GOIG deems appropriate.

"Event of Default" shall have the meaning given to such term in Section 10.

"Lien" shall mean any security interest, mortgage, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device, in, of or on any assets or properties of the Person referred to.

"Obligations" shall mean (a) the obligation of the Pledgor to repay all amounts owing to GOIG, now existing or after this time created, whether under a Promissory Note of even date between the Parties or otherwise.

"Other Collateral" shall mean assets held subject to a security interest in favor of GOIG, all pursuant to the Other Agreements.

"Person" shall mean any individual, corporation, partnership, limited partnership, limited liability company, joint venture, firm, association, trust, unincorporated organization, government or governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity.

     Section 2. Security for Obligations. As security for the payment and performance of all of the Obligations, the Pledgor hereby pledges to GOIG the Collateral in the event of default under this Agreement or the Convertible Promissory Note between the Parties of even date.

     Section 3. Collateral. The Pledgor agrees to pledge to GOIG the Collateral given in Exhibit I, attached hereto and incorporated by reference.

     Section 4. Financing Statement. Contemporaneously with the execution of this Agreement, the Pledgor shall deliver to GOIG an executed financing statement and any other documents necessary to record GOIG's lien on the Assets.

     Section 5. Certain Representations Warranties and Covenants. The Pledgor makes the following representations, warranties and covenants:

     (a) The Pledgor has title to all Collateral, free of all Liens. No financing statement covering all or any part of the Collateral is on file in any public office.

     (b) The Pledgor has the power and authority and the legal right to execute and deliver, and to perform its obligations under, this Agreement, and has taken all necessary action to authorize such execution, delivery and performance; this Agreement constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms; the execution, delivery and performance of this Agreement will not violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to the Pledgor.

     (c) All ownership of the Collateral by Pledgor is genuine. No item of Collateral is subject to any offset or similar right or claim of the issuer thereof.

     (d) The Pledgor shall not forgive, cancel, subordinate, compromise, modify, amend or extend the time for payment of, or waive any default under any Collateral, or consent to or acquiesce in any of the foregoing, without in each case the prior written consent of GOIG.

     (e) The Pledgor shall immediately notify GOIG in the event of any merger, takeover or acquisition that results in a Change of Control of the the companies issuing the securities held as Collateral, as that term is defined in the Subscription Agreement of even date.

     (f) The Pledgor waives any defenses it may have with respect to any failure of this Agreement, or other actions of GOIG, to create or preserve an enforceable interest in the Collateral that is not subject to prior liens, claims or encumbrances of other parties.

     Section 6. Further Assurances. The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or that GOIG may reasonably request, in order to enable

GOIG to exercise and enforce its rights and remedies hereunder with respect to any Collateral (but any failure to request or assure that the Pledgor execute and deliver such instruments or documents or to take such action shall not affect or impair the validity, sufficiency or enforceability of this Agreement or the Collateral, regardless of whether any such item was or was not executed and delivered or action taken in a similar context or on a prior occasion).

     Section 7.  Transfers and Other Liens.  The Pledgor agrees that it will not
(i) sell, assign (by operation of law or otherwise) or otherwise dispose of or grant any option with respect to, any of the Collateral, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral.

     Section 8. Attorney-in-Fact. As additional security for the Obligations, the Pledgor hereby irrevocably appoints GOIG as the Pledgor's attorney-in fact, with full authority, only in the event of default, to act in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in GOIG's good- faith discretion, to take any action and to execute any instrument that GOIG may reasonably believe necessary or advisable to accomplish the purposes of this Agreement, in a manner consistent with the terms hereof, including, without limitation, in the event of default, to receive, indorse and collect all instruments made payable to the Pledgor representing any payment, dividend or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

     Section 9. GOIG May Perform. If the Pledgor fails to perform any agreement contained herein, GOIG may itself perform, or cause performance of, such agreement, and the reasonable expenses of GOIG incurred in connection therewith shall be payable by the Pledgor under Section 12 hereof.

     Section 10. Default. Each of the following occurrences shall constitute an Event of Default under this Agreement:

     (a) The Pledgor shall fail to observe or perform any material covenant or agreement applicable to the Pledgor under this Agreement.

     (b) The Pledgor shall, within two (2) Business Days of receipt of written notice from GOIG, fail to comply with the material requirements of this Agreement.

     (c) Any material representation or warranty made by the Pledgor in this Agreement, or any certificate or other document delivered by the Pledgor to GOIG shall prove to have been false or materially misleading when made.

     (d) GOIG determines that the Pledgor has acted contrary to, or otherwise breached a material term or condition of, this Agreement.

     (e) The Pledgor is closed, placed in receivership or subject to similar action by any state or federal regulatory agency.

     (f) The Pledgor shall be in material default under a Convertible Note and/or any of the Other Agreements of even date between the Pledgor and/or its shareholders and GoIP.

     Section 11. Remedies upon Default. If any Event of Default shall have occurred and be continuing:

     (a) GOIG may make draws on or claims under any Collateral, or exercise in respect of the Collateral any other rights and remedies provided for herein or otherwise available to it under applicable law. The Pledgor hereby waives all requirements of law, if any, relating to the marshaling of assets which would be applicable in connection with the enforcement by GOIG of its remedies hereunder, absent this waiver. GOIG may disclaim warranties of title and possession and the like.

     (b) GOIG may notify any Person obligated on any of the Collateral that the same has been assigned or transferred to GOIG and that the same should be performed as requested by, or paid directly to, GOIG or its agents, as the case may be. The Pledgor shall join in giving such notice, if GOIG so requests. GOIG may, in GOIG's name or in the Pledgor's name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such Collateral or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligation of any such Person, without affecting any Obligation of the Pledgor.

     (c) All cash proceeds received by or on behalf of GOIG in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of GOIG, be held by or on behalf of GOIG as collateral for, or then or at any time thereafter be applied in whole or in part by GOIG against, all or any part of the Obligations (including any expenses of GOIG payable pursuant to Section 12 hereof).

     (d) In the event of a default under this Agreement and/or the Promissory Note of even date between he Parties, such Collateral immediately without further action shall be the property of GOIG in strict foreclosure, and the Pledgor shall be deemed to have assigned and transferred said Collateral and all rights thereto to GoIP.

     Section 12. Liability; Costs and Expenses; Indemnity.

     (a) GOIG shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith or for any mistakes of fact or law, or for anything which it may do or refrain from doing in connection herewith, except its own gross negligence or willful misconduct.

     (b) Subject to the exceptions stated in Section 12(a), GOIG shall be fully protected by each Pledgor in acting or relying upon any written notice, direction, request, waiver, consent, receipt or other paper or document which GOIG in good faith believes to be genuine and to have been signed or presented by the proper party or parties.

     (c) The Pledgor will pay or reimburse GOIG on demand for all out-of-pocket expenses (including in each case all filing and recording fees and taxes and all reasonable fees and expenses of counsel, incurred by GOIG in connection with the administration, continuance, amendment or enforcement of this Agreement, and all such costs and expenses shall be part of the Obligations. The Pledgor shall indemnify and hold GOIG harmless from and against any and all claims, losses and liabilities (including reasonable attorneys' fees, arising out of or resulting from this Agreement (including enforcement of this Agreement) or GOIG's actions pursuant hereto, except claims, losses or liabilities resulting solely from GOIG's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. Any liability of the Pledgor to indemnify and hold GOIG harmless pursuant to the preceding sentence shall be part of the

Obligations. The obligations of the Pledgor under this Section shall survive any termination of this Agreement.

     Section 13. Waivers and Amendments; Remedies. This Agreement may be waived, modified, amended, terminated or discharged only explicitly in a writing signed by GOIG. A waiver so signed shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to GOIG. All rights and remedies of GOIG shall be cumulative and may be exercised singly in any order or sequence, or concurrently, at GOIG's option, and the exercise or enforcement of any such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other.

     Section 14. Notices. Any notice, request or demand to or upon the parties hereto must be given in writing. Notices may be sent by receipted hand delivery, by registered or certified mail, return receipt requested, postage prepaid, by Federal Express, courier or other similar and reliable carrier or by facsimile transmission (signed on behalf of the sender) and shall be addressed to the party to receive the same as follows or to such other addressee as may be hereafter designated in writing by the respective parties hereto:

To GOIG:

Issac H. Sutton
Chief Executive Officer
GoIP Global, Inc.
475 Park Avenue South. Suite 3001
New York, NY 10016

To Pledgors:

Add-on Exchange, Inc.
410 Park Avenue, 15th Floor
New York, NY 10022

Except as otherwise expressly provided herein, all notices, requests and demands to or upon a party hereto shall be in writing, shall be executed by an authorized representative of the party sending such notice, and shall be deemed to have been validly served, given or delivered (a) if sent by certified or registered mail against receipt, when delivered against receipt, (b) when received if sent by facsimile as provided herein to the address or telephone number provided herein or in the latest direction from any party, provided that they are confirmed by a written notice, deposited in the first-class mail on the date the transmission was sent, (c) within one day in the case of overnight hand delivery, courier or services such as Federal Express with guaranteed next day of delivery, or (d) if sent by any other method authorized under this Section, upon actual delivery.

     Section 15. Pledgor  Acknowledgments.  The Pledgor hereby acknowledges that
(a) the Pledgor has been advised by counsel in the negotiation, execution and delivery of this Agreement and, if applicable, the Other Agreements, (b) GOIG has no fiduciary relationship to the Pledgor, the relationship being solely that of debtor and creditor, and (c) no joint venture exists between the Pledgor and GOIG.

     Section 16. Continuing Interest. This Agreement shall (a) remain in full force and effect until the Agreement shall terminate pursuant to Section 17 hereof, (b) be binding upon the Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of GOIG hereunder, to the benefit of, and be enforceable by, GOIG and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), GOIG may assign or otherwise transfer all or any portion of its rights and obligations under this Agreement or the Collateral to any other Person to the extent and in the manner permitted by applicable law or regulations.

     Section 17. Termination of Agreement. The Pledgor may terminate this Agreement by delivering written notice to GOIG not less than thirty (30) days prior to the intended date of termination. Notwithstanding anything contained in this Section to the contrary, the Pledgor may not terminate this Agreement and the Pledge Agreement nor shall GOIG deliver to such Pledgor any Collateral unless and until (a) either (i) such time as (x) Pledgor has discharged all amounts due for principal and interest in connection with the aforesaid Note of even date or any other loan and the Pledgor has satisfied all other Obligations under this Agreement, and (b) no Event of Default is continuing under this Agreement. This Agreement may also be terminated upon the mutual written agreement of the Pledgor and GOIG. Immediately upon the Pledgor's satisfaction of the requirements for termination under this Section, GOIG shall deliver all of the remaining Collateral and any other property in its custody to the Pledgor at such location as such Pledgor shall specify in writing. Any reversion or return of the remaining Collateral upon termination of this Agreement and any instruments of transfer or termination shall be at the expense of the Pledgor and shall be without warranty by, or recourse against, GOIG. As used in this Section, "Pledgor" includes any assigns of Pledgor, or whoever else may be lawfully entitled to any part of the Collateral.

     Section 18. Governing Law and Construction. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. Whenever possible, each provision of this Agreement and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto.

     Section 19. General. All representations and warranties contained in this Agreement or in any other agreement between the Pledgor and GOIG shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. The Pledgor waives notice of the acceptance of this Agreement by GOIG. Captions in this Agreement are for reference and convenience only and shall not affect the interpretation or meaning of any provision of this Agreement.

     Section 20. Compliance with Applicable Laws. The Pledgor and its employees, agents, officers, directors, approved contractors and subcontractors shall comply with all applicable federal, state, foreign, and local laws, rules, ordinances, codes, regulations and orders, when performing within the scope of this Agreement. The Pledgor represents and warrants that it has complied with all federal, state, foreign and local laws applicable to the performance of its obligations under this Agreement.

     IN WITNESS WHEREOF, the Pledgor has duly executed and delivered this Pledge Agreement as of the date first above written.

PLEDGOR:

Add-On Exchange, Inc.


By: /s/ John Rafuse
   --------------------------------
   John A Rafuse, CEO

GoIP Global, Inc.


By: /s/ Isaac Sutton
   --------------------------------
   Isaac H. Sutton, CEO

                                    EXHIBIT I

                               INITIAL COLLATERAL

All of the assets of the Pledgor.


                                 Page 12 of 12